SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 5, 2003


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

        MASSACHUSETTS                  0-14961                 04-2741310
  (State of Other Jurisdiction     (Commission File         (I.R.S. Employer
       of Incorporation)                Number)            Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code

Item 5.   Other Events.

              On September 5, 2003, PrimeSource Healthcare, Inc. (the "Company") issued a press release announcing the resignation of Bradford C. Walker, the Company's former President and Chief Executive Officer and former director. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

              In connection with Mr. Walker's resignation, the Company and Mr. Walker entered into a Severance Agreement and General Release, dated September 5, 2003, which is attached hereto as Exhibit 99.2 and is hereby incorporated herein by this reference.

              The Company also announced the appointment of Joseph Potenza as its President and the appointment of Mr. Potenza and Shaun McMeans to serve as directors of the Company.



Item 7.  Financial Statements and Exhibits.

Exhibits

       99.1 Press release, dated September 5, 2003, issued by PrimeSource Healthcare, Inc.

       99.2 Severance Agreement and General Release, dated September 5, 2003, by and between PrimeSource Healthcare, Inc. and Bradford C. Walker.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIMESOURCE HEALTHCARE, INC.



                                     By:    /s/  Shaun McMeans
                                            ---------------------------
                                     Name:  Shaun McMeans
                                     Title: Chief Financial Officer,
                                            Chief Operating Officer and Clerk



DATED:  September 8, 2003

                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.

99.1 Press release, dated September 5, 2003, issued by PrimeSource Healthcare, Inc.

99.2 Severance Agreement, dated September 5, 2003, by and between PrimeSource Healthcare, Inc. and Bradford C. Walker.